UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):          June 13, 2006
General Finance Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-32845	32-0163571

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

260 South Los Robles, Suite 217
Pasadena, California		91101

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:     (626) 584-9722
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     Commencing on June 13, 2006, the holders of units issued by General Finance Corporation (“GFC”) may separately trade the common stock and warrants included in the units. The units will continue to trade on the American Stock Exchange under the symbol GFN.U, and the common stock and warrants will trade on the American Stock Exchange under the symbols GFN and GFN.WS, respectively.
     A copy of the press release issued by GFC on June 12, 2006 announcing the separation of the units is included as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1     Press release dated June 12, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Finance Corporation
June 13, 2006	By:	/s/ Ronald F. Valenta
		Name:	Ronald F. Valenta
		Title:	Chief Executive Officer

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